                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2004


                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


         0-8508                                           41-0641789
(Commission File Number)                       (IRS Employer Identification No.)


                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements: None.

         (b)      Pro forma financial information: None.

         (c)      Exhibits:

                  99.1     Press Release dated January 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 29, 2004, Broadview Media, Inc. issued a press release announcing its financial results for the third quarter ended December 31, 2003 and the election of Terry Myhre as Chairman and CEO. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

         The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained or incorporated herein is material investor information that is not otherwise publicly available.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 30, 2004

                                              BROADVIEW MEDIA, INC.


                                              By /s/ MARK "RED" WHITE
                                                 ------------------------------
                                                 Mark "Red" White
                                                 COO

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                            Commission File No.:
January 29, 2004                                                         0-8508



EXHIBIT NO.                              ITEM
-----------           ------------------------------------
  99.1                Press Release dated January 29, 2004